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                                                                    EXHIBIT 21.1

                       PAREXEL INTERNATIONAL CORPORATION

                      LIST OF SUBSIDIARIES OF THE COMPANY

                                                                                    PAREXEL
                                                                                  OWNERSHIP(1)
                                                                                  ------------
Barnett International Corporation, a Massachusetts corporation. ................       100%
PAREXEL International Holding Corporation, a Delaware corporation. .............       100%
PAREXEL International Securities Corporation, a Massachusetts corporation. .....       100%
PAREXEL International Inc., a Delaware corporation. ............................
PAREXEL Unternehmens beteilung GmbH, a corporation organized under the laws of
  Germany. .....................................................................       100%
PAREXEL GmbH Independent Pharmaceutical Research Organization, a corporation
  organized under the laws of Germany. .........................................       100%
PAREXEL International Limited, a corporation organized under the laws of the
  United Kingdom. ..............................................................       100%
AFB CLINLAB Laborleistungs -- Organisationgesellschaft mbH, a corporation
  organized under the laws of Germany. .........................................       100%
PAREXEL, International, a corporation organized under the laws of France. ......       100%
PAREXEL International SRL, a corporation organized under the laws of Italy. ....       100%
PAREXEL International Pty Ltd, a corporation organized under the laws of
  Australia. ...................................................................       100%
PAREXEL International, S.L., a corporation organized under the laws of
  Spain. .......................................................................       100%

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(1) Direct and indirect